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KPMG LLP
4200 Wells Fargo Center
90 South Seventh Street
Minneapolis, MN 55402


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Advantus Index 500 Fund, Inc.:

We consent to the use of our report dated September 5, 2001 incorporated by reference herein and to the references to our Firm under the headings "FINANCIAL HIGHLIGHTS" and "INDEPENDENT AUDITORS" in Part A and "FINANCIAL STATEMENTS" in Part B of the Registration Statement.

                                                     /s/ KPMG LLP
                                                     KPMG LLP


Minneapolis, Minnesota
November 28, 2001